UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-07749

T. Rowe Price Financial Services Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2012

Item 1. Report to Shareholders

Financial Services Fund	June 30, 2012

The views and opinions in this report were current as of June 30, 2012. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

In the first quarter of the year, stocks extended the rally that began in late 2011 as signs of strength in the U.S. economy coupled with temporary relief in the ongoing European sovereign debt crisis led to a surge in equity markets. Financials participated in this rally, but by early April, risk aversion returned as signs of a global slowdown began to emerge. Europe’s troubles also took center stage as the threat of a hasty and disorderly Greek exit from the eurozone, coupled with rising sovereign bond yields in Spain and Italy, rekindled concerns over the precarious state of the eurozone.

PERFORMANCE COMPARISON

All in all, the strength in the first quarter was significantly greater than the second quarter’s downturn, and your Financial Services Fund returned a solid 13.73% in the first half of 2012. As shown in the Performance Comparison table, the fund outperformed all three of its benchmarks. In particular, your fund’s exposure to the improving U.S. housing market and avoiding companies with direct exposure to European financials contributed to this outperformance.

INVESTMENT OBJECTIVE AND STRATEGY

We would like to welcome new investors to the fund and thank our longer-term investors for their confidence in our ability to manage a portfolio of financial services stocks through challenging times for the sector. We are encouraged by the fund’s strong first-half performance but would like to remind investors that short-term performance will not always be favorable and that the financials sector can be quite volatile. Periodically, we like to review for the benefit of all investors how we structure and manage the risks of this sector-specific portfolio, which has higher long-term return potential and greater risks than broader stock portfolios.

Our objective is to deliver superior risk-adjusted returns relative to similar financial services-focused offerings over any three-year period. We measure our results against three primary benchmarks: the Lipper Financial Services Funds Index, the Russell 3000 Financial Index, and the Morningstar Financial Average.

We will usually hold approximately 60 to 80 securities. We are comfortable owning several large positions (representing 4% of fund assets or more) in high-conviction ideas where we believe that we have identified significant return potential relative to the risks we are taking. We tend to hold a majority of the fund’s stocks in what we define as “core positions” ranging between 1.25% and 1.75% of assets. These core positions represent the stocks that we view as industry leaders with sustainable business models and attractive valuations. Finally, the fund will own a number of smaller positions (0.5% to 1.0% of assets) in securities that we believe represent higher risk but offer an opportunity for higher returns.

We employ a bottom-up, fundamental investment process that relies heavily on the work of our team of dedicated investment analysts, who collectively follow hundreds of small-, mid-, and large-cap financial companies around the world. We also strive to link closely with the work of our fixed income colleagues, which we believe is a distinct advantage for us versus other investment firms.

We do not manage the fund with either a traditionally defined “value” or “growth” philosophy. Rather, our style can best be described as one with a heavy “quality” bias. Because commercial banks, investment banks, and insurance companies must employ a high degree of financial leverage to earn satisfactory returns on shareholders’ equity, we are willing to pay higher multiples of earnings or book value for proven companies with demonstrated track records of successful risk management. We are not risk averse or risk intolerant. Rather, we believe that over full economic cycles, we will compound wealth for fund shareholders most effectively by investing in the truly great financial companies of the world, as opposed to always seeking out the stock with the lowest absolute P/E valuation or with the highest growth rate.

In summary, we seek to invest primarily in financial services companies with defensible business models and best-in-class management teams that have attractive upside relative to the risk we are taking. We will occasionally utilize convertible securities, bonds, or common stocks of select nonfinancial companies to achieve this goal, but the vast majority of the fund’s holdings will be common stocks of financial services companies.

PORTFOLIO REVIEW

Your fund is well diversified across approximately 75 issuers of securities. The fund remains positioned for a recovery in capital markets activity, such as increased mergers and acquisitions, issuance of equity and debt securities, and securities trading volumes. During the first half of 2012, we continued our modest decrease in capital markets exposure via the reduction of our positions among securities exchanges. Likewise, we continued to add to housing-related stocks, especially indirect beneficiaries of an improving housing market, and to property and casualty (P&C) insurance stocks.

Some of the best-performing stocks in your portfolio during the first half of the year were Lender Processing Services, Ryland Group, and Lennar. All three were direct beneficiaries of the improvement in the U.S. housing market. In last year’s semiannual letter, we discussed our purchase of several U.S. homebuilder stocks based on our view that U.S. housing was approaching a bottom. During the first half of 2012, housing starts began to increase steadily, home prices stabilized, and the housing market began to improve—factors that drove share prices of housing-related stocks higher. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

The biggest detractor in the first half of 2012 was St. Joe, the largest land developer in Florida. We continued to add to our position in the last six months—it was the second-largest addition in our reporting period—as we believe there is a fundamental disconnect between the gains among homebuilder stocks and the underperformance of St. Joe. The second-largest detractor to the fund was Banco do Brasil. We initiated a small position in this large Brazilian bank in April as the stock sold off and broad credit concerns mounted in the country. We believe in the long-term opportunity of the Brazilian market but prefer to take time to build our position.

Along with U.S. housing, the other fundamentally improving area of financials is P&C pricing. The largest single purchase during the first half was XL Group, a global insurance and reinsurance company that nearly failed during the 2008–2009 global financial crisis. Under new management with a streamlined business model, improved balance sheet, and attractive valuation of just 70% of book value, XL Group represents, in our opinion, a strong opportunity to capitalize on the improvement in pricing that we anticipate.

Our third-largest individual purchase was SunTrust, a large regional bank with a strong presence in the mid-Atlantic region and southeastern U.S. We believe that the earnings potential of SunTrust is significantly higher than what the current stock price reflects. As the company embarks on its first serious cost-cutting initiative and as an improving housing market reduces credit costs, we believe that the stock will begin to reflect the company’s true earnings potential.

The two largest sales during the past six months were life insurance companies Aflac and Sun Life Financial. While both stocks are attractively valued, we used the proceeds to initiate a position in AIA Group, an Asian insurance company with significantly higher growth prospects. In addition, AIA has less exposure to the low interest rate environment we expect to prevail for some time in the U.S. and other developed countries.

Despite being in the news a great deal during the first half of 2012 due to the losses incurred by its Chief Investment Office division, JPMorgan Chase’s shares were a top-five positive contributor to fund performance. Like many investors, we were caught off guard by the significant lapse in risk management in the CIO division. At the time of this writing, the company reported that the trading loss was about $6 billion through June 30 and was approximately 70% contained. While the loss is large, the actual impact to the company’s balance sheet was minimal, and the company’s strong earnings capability was not affected. From the end of 2011 through June 30, 2012, JPMorgan Chase grew its tangible book value per share by 6% and generated $9.9 billion in net income. During the uncertainty around the trading loss, your fund sold just 5% of its position as a matter of risk management. However, as we became more comfortable that the loss was manageable, we bought back almost half of what we sold at a significantly lower price.

OUTLOOK

Entering 2012, financial stocks were poised to perform well thanks to low valuations, improving economic and housing market fundamentals, and the potential for greater clarity regarding regulatory changes. Sure enough, through June 30, financials was one of the best-performing sectors in the S&P 500. As we enter the second half of 2012, we note that valuation levels are higher, but economic fundamentals in the U.S. and most other major markets are showing signs of deteriorating, at least temporarily. The regulatory landscape remains muddled, although the fog is slowly lifting as the new rules required by the Dodd-Frank financial reform law get finalized and the implementation of Basel III—which sets more stringent global guidelines for banks’ capital requirements, liquidity, and leverage—moves closer to reality.

We continue to believe that today’s low interest rate environment is unlikely to change anytime soon. Without higher interest rates, companies in many financial industries (such as commercial banks, life insurers, trust banks, and online brokers) will continue to struggle to generate earnings that resemble profits from past business cycles. Your fund has been steadily decreasing its exposure to the most interest rate-sensitive stocks, and we do not anticipate reversing course unless individual stock prices become significantly more distressed. The fund continues to add to the two areas within financials where the underlying fundamentals appear to be steadily improving: U.S. housing and P&C insurance. However, most financial companies would benefit from a higher interest rate environment, so even with our modest portfolio adjustment away from interest rate-sensitive stocks, your fund would still benefit from such a trend.

In addition to the many variables affecting the financials sector—such as low interest rates, regulatory pressures, European sovereign debt issues, economic sensitivities, and weak capital markets activity—there is a new and potentially more significant crisis that financial services stock investors are facing as we enter the back half of 2012. In late June, the U.S. Commodity Futures Trading Commission (CFTC) and the UK’s Financial Services Authority (FSA), along with the U.S. Department of Justice, announced that they were together fining Barclays $455 million for attempting to manipulate the London Interbank Offered Rate (LIBOR), a key short-term interest rate used by financial market participants around the world.

The Barclays traders cited in the settlement documents publicized by the CFTC and FSA displayed morally bankrupt behavior that could tarnish the entire financial services industry. Yet again, we see an example of how the actions of a few can undermine the efforts of the many. We believe that this settlement is the first of many as Barclays was not alone in its actions. In addition to regulatory fines and possibly criminal charges, there is the potential for significant civil monetary damages. The overhang that this type of open-ended liability can create will be a significant challenge for the banks involved in this latest financial scandal. We will closely monitor the investigations and related developments, as well as all of the other well-known variables, as we continue to navigate the portfolio through a changing and challenging environment for the financials sector.

Thank you for your confidence in T. Rowe Price.

Respectfully submitted,

Eric Veiel
Chairman of the fund’s Investment Advisory Committee

July 19, 2012

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INVESTING

The fund’s share price can fall because of weakness in the stock market, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance, even in rising markets.

Funds that invest only in specific industries will experience greater volatility than funds investing in a broad range of industries. The banking industry can be significantly affected by legislation that has reduced the separation between commercial and investment banking businesses, changed the laws governing capitalization requirements and the savings and loan industry, and increased competition. In addition, changes in general economic conditions and interest rates can significantly affect the banking industry. Financial services companies may be hurt when interest rates rise sharply, although not all companies are affected equally. The stocks may also be vulnerable to rapidly rising inflation.

GLOSSARY

Lipper indexes: Fund benchmarks that consist of a small number of the largest mutual funds in a particular category as tracked by Lipper Inc.

Morningstar Financial Average: Tracks the performance of funds that seek capital appreciation by investing primarily in equity securities of financial services companies.

Price-to-earnings (P/E) ratio – 12 months forward: A valuation measure calculated by dividing the price of a stock by the analysts’ forecast of the next 12 months expected earnings. The ratio is a measure of how much investors are willing to pay for the company’s future earnings. The higher the P/E, the more investors are paying for a company’s earnings growth in the next 12 months.

Russell 3000 Financial Index: A subindex of the Russell 3000 Index that includes all of the financials sector components of the Russell 3000.

S&P 500 Index: An unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies.

PORTFOLIO HIGHLIGHTS

TWENTY-FIVE LARGEST HOLDINGS

	Percent of Net Assets 6/30/12
JPMorgan Chase	5.2%
U.S. Bancorp	4.7
Morgan Stanley	3.0
Invesco	2.9
MasterCard	2.8
Citigroup	2.4
Wells Fargo	2.4
Allstate	2.1
XL Group	2.0
PNC Financial Services Group	2.0
SLM Corporation	2.0
CBOE Holdings	1.9
Bank of America	1.9
Axis Capital Holdings	1.8
Ameriprise Financial	1.8
TD Ameritrade Holding	1.7
Goldman Sachs	1.7
Franklin Resources	1.6
St. Joe	1.6
Willis Group Holdings	1.5
Prudential Financial	1.5
MetLife	1.5
The Travelers Companies	1.5
Visa	1.5
Lazard	1.4
Total	54.4%

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

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FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

	6 Months Ended 6/30/12	Year Ended 12/31/11	12/31/10	12/31/09	12/31/08	12/31/07
NET ASSET VALUE						
Beginning of period	$ 11.87	$ 14.17	$ 12.67	$ 9.96	$ 17.10	$ 21.38
Investment activities						
Net investment income[1]	0.07	0.12	0.11	0.11	0.30	0.36
Net realized and unrealized gain (loss)	1.56	(2.29)	1.52	2.72	(7.18)	(2.37)
Total from investment activities	1.63	(2.17)	1.63	2.83	(6.88)	(2.01)
Distributions						
Net investment income	–	(0.13)	(0.13)	(0.11)	(0.26)	(0.39)
Net realized gain	–	–	–	(0.01)	–	(1.88)
Total distributions	–	(0.13)	(0.13)	(0.12)	(0.26)	(2.27)
NET ASSET VALUE						
End of period	**$ 13.50**	**$ 11.87**	**$ 14.17**	**$ 12.67**	**$ 9.96**	**$ 17.10**

Ratios/Supplemental Data

Total return[2]	**13.73%**	**(15.28)%**	**12.90%**	**28.44%**	**(40.06)%**	**(9.35)%**
Ratio of total expenses to average net assets	0.96%[3]	0.98%	0.96%	1.02%	1.00%	0.91%
Ratio of net investment income to average net assets	1.03%[3]	0.89%	0.82%	1.01%	2.23%	1.71%
Portfolio turnover rate	20.7%	40.0%	55.7%	83.5%	122.6%	139.8%
Net assets, end of period (in thousands)	$ 293,405	$ 267,061	$ 354,009	$ 330,893	$ 271,020	$ 368,425

(1) Per share amounts calculated using average shares outstanding method.

(2) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions. Total return is not annualized for periods less than one year.

(3) Annualized

The accompanying notes are an integral part of these financial statements.

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Portfolio of Investments ‡

(Cost and value in $000s)

	Shares	Value
COMMON STOCKS 92.4%		
BANKS 27.4%		
Money Center Banks 9.5%		
Bank of America	675,864	5,528
JPMorgan Chase (1)	425,700	15,210
Wells Fargo	206,900	6,919
		27,657
Non-U.S. Banks 1.1%		
Banco do Brasil (BRL)	119,400	1,156
Banco Santander Chile, ADR (1)	26,800	2,077
		3,233
Regional Banks 16.8%		
BankUnited (1)	62,000	1,462
BBCN Bancorp (1)(2)	65,600	714
East West Bancorp (1)	106,304	2,494
First Horizon National (1)	232,438	2,011
Huntington Bancshares (1)	451,000	2,886
M&T Bank (1)	37,900	3,129
PNC Financial Services Group	94,400	5,769
Regions Financial (1)	436,000	2,943
SunTrust	147,400	3,572
TCF Financial (1)	248,100	2,848
U.S. Bancorp (1)	430,700	13,851
Western Alliance Bancorp (1)(2)	237,900	2,227
Wintrust Financial (1)	44,000	1,562
Zions Bancorporation (1)	200,600	3,896
		49,364
Total Banks		80,254
CAPITAL MARKETS 23.7%		
Asset Managers 8.8%		
BlackRock	13,400	2,276

Carlyle, Equity Units (2)	72,200	1,618
Franklin Resources (1)	42,100	4,673
Invesco	379,000	8,565
Legg Mason (1)	139,900	3,689
Och-Ziff Capital Management, Partnership	251,300	1,905
Waddell & Reed Financial, Class A (1)	108,700	3,291
		26,017
Exchanges 4.5%		
CBOE Holdings (1)	205,500	5,688
CME Group	15,200	4,075
IntercontinentalExchange (2)	25,300	3,441
		13,204
Security Brokers & Dealers 10.4%		
E*TRADE Financial (1)(2)	324,900	2,612
Goldman Sachs	50,600	4,850
Greenhill (1)	43,300	1,544
KBW (1)	194,400	3,198
Lazard	163,500	4,249
Morgan Stanley	613,200	8,947
TD Ameritrade Holding (1)	296,300	5,037
		30,437
Total Capital Markets		69,658
FINANCE 10.7%		
Consumer Finance 3.1%		
American Express	60,700	3,533
SLM Corporation	365,500	5,742
		9,275
Diversified Financials 5.7%		
MasterCard, Class A (1)	19,300	8,301
SS&C Technologies Holdings (1)(2)	117,200	2,930

Vantiv, Class A (1)(2)	47,500	1,106
Visa, Class A (1)	34,600	4,278
		16,615
Thrift & Mortgage Finance 1.9%		
Capitol Federal Financial (1)	326,400	3,878
Nationstar Mortgage Holdings (2)	73,900	1,590
		5,468
Total Finance		31,358
INSURANCE 23.7%		
Insurance Agents - Brokers & Services 3.3%		
Aon	40,300	1,885
Brown & Brown	98,900	2,697
Fortegra Financial (1)(2)	80,700	646
Willis Group Holdings (1)	124,600	4,547
		9,775
Life Insurance 6.9%		
AIA Group (HKD)	949,800	3,275
Ameriprise Financial	99,500	5,200
MetLife	144,056	4,444
Prudential Financial	92,800	4,494
Sun Life Financial	127,400	2,772
		20,185
Property & Casualty Insurance 13.1%		
Allstate (1)	174,300	6,116
Assured Guaranty	190,727	2,689
Axis Capital Holdings	165,400	5,384
Chubb	41,500	3,022
HCC Insurance Holdings (1)	108,300	3,401
Infinity Property & Casualty (1)	36,000	2,076
PartnerRe (1)	38,500	2,913

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

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The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

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Notes to Financial Statements

T. Rowe Price Financial Services Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund commenced operations on September 30, 1996. The fund seeks long-term growth of capital and a modest level of income.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Earnings on investments recognized as partnerships for federal income tax purposes reflect the tax character of such earnings. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $6,000 for the six months ended June 30, 2012. Additionally, the fund earns credits on temporarily uninvested cash balances held at the custodian, which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

New Accounting Pronouncements In May 2011, the Financial Accounting Standards Board (FASB) issued amended guidance to align fair value measurement and disclosure requirements in U.S. GAAP with International Financial Reporting Standards. The guidance is effective for fiscal years and interim periods beginning on or after December 15, 2011. Adoption had no effect on net assets or results of operations.

In December 2011, the FASB issued amended guidance to enhance disclosure for offsetting assets and liabilities. The guidance is effective for fiscal years and interim periods beginning on or after January 1, 2013. Adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are reported at fair value as defined by GAAP. The fund determines the values of its assets and liabilities and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities and private placements, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value, are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors (the Board). Subject to oversight by the Board, the Valuation Committee develops pricing-related policies and procedures and approves all fair-value determinations. The Valuation Committee regularly makes good faith judgments, using a wide variety of sources and information, to establish and adjust valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of private-equity instruments, the Valuation Committee considers a variety of factors, including the company’s business prospects, its financial performance, strategic events impacting the company, relevant valuations of similar companies, new rounds of financing, and any negotiated transactions of significant size between other investors in the company. Because any fair-value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with closing prices and information to evaluate and/or adjust those prices. The fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares closing prices, the next day’s opening prices in the same markets, and adjusted prices. Additionally, trading in the underlying securities of the fund may take place in various foreign markets on certain days when the fund is not open for business and does not calculate a net asset value. As a result, net asset values may be significantly affected on days when shareholders cannot make transactions.

Valuation Inputs Various inputs are used to determine the value of the fund’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical financial instruments

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar financial instruments, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. For example, non-U.S. equity securities actively traded in foreign markets generally are reflected in Level 2 despite the availability of closing prices because the fund evaluates and determines whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above. The following table summarizes the fund’s financial instruments, based on the inputs used to determine their values on June 30, 2012:

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested by the fund’s lending agent(s) in accordance with investment guidelines approved by management. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities or if collateral investments decline in value. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities are not. On June 30, 2012, the value of cash collateral investments was $25,796,000, and the value of loaned securities was $25,796,000.

When-Issued Securities The fund may enter into when-issued purchases and/or sales commitments, pursuant to which it agrees to purchase or sell, respectively, the underlying security for a fixed unit price, with payment and delivery at a scheduled future date generally beyond the customary settlement period for such securities. When-issued refers to securities that have not yet been issued but will be issued in the future and may include new securities or securities obtained through a corporate action on a current holding. The fund normally purchases when-issued securities with the intention of taking possession but may enter into a separate agreement to sell the securities before the settlement date. Until settlement, the fund maintains cash reserves and liquid assets sufficient to settle its when-issued commitments. Amounts realized on when-issued transactions are included with realized gain/loss on securities in the accompanying financial statements.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $59,804,000 and $72,431,000, respectively, for the six months ended June 30, 2012.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. As a result of the Regulated Investment Company Modernization Act of 2010, net capital losses realized on or after January 1, 2011 (effective date) may be carried forward indefinitely to offset future realized capital gains; however, post-effective losses must be used before pre-effective capital loss carryforwards with expiration dates. Accordingly, it is possible that all or a portion of the fund’s pre-effective capital loss carryforwards could expire unused. As of December 31, 2011, the fund had $149,250,000 of available capital loss carryforwards, which expire as follows: $85,978,000 in fiscal 2016 and $60,403,000 in fiscal 2017; $2,869,000 have no expiration.

At June 30, 2012, the cost of investments for federal income tax purposes was $294,356,000. Net unrealized gain aggregated $24,026,000 at period-end, of which $49,628,000 related to appreciated investments and $25,602,000 related to depreciated investments.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.28% for assets in excess of $300 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At June 30, 2012, the effective annual group fee rate was 0.30%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the six months ended June 30, 2012, expenses incurred pursuant to these service agreements were $50,000 for Price Associates; $167,000 for T. Rowe Price Services, Inc.; and $27,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the six months ended June 30, 2012, the fund was charged $24,000 for shareholder servicing costs related to the college savings plans, of which $16,000 was for services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At June 30, 2012, approximately 5% of the outstanding shares of the fund were held by college savings plans.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

As of June 30, 2012, T. Rowe Price Group, Inc., and/or its wholly owned subsidiaries owned 225,117 shares of the fund, representing 1% of the fund’s net assets.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov. The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement

On March 6, 2012, the fund’s Board of Directors (Board), including a majority of the fund’s independent directors, approved the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor). In connection with its deliberations, the Board requested, and the Advisor provided, such information as the Board (with advice from independent legal counsel) deemed reasonably necessary. The Board considered a variety of factors in connection with its review of the Advisory Contract, also taking into account information provided by the Advisor during the course of the year, as discussed below:

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total returns over the three-month and 1-, 3-, 5-, and 10-year periods, as well as the fund’s year-by-year returns, and compared these returns with a wide variety of previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the applicable fund’s portfolio transactions. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing T. Rowe Price mutual funds. The Board also reviewed estimates of the profits realized from managing the fund in particular, and the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services composed of two components—a group fee rate based on the combined average net assets of most of the T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate based on the fund’s average daily net assets—and the fund pays its own expenses of operations. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board was provided with information regarding industry trends in management fees and expenses, and the Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio in comparison with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate was above the median for certain groups of comparable funds but at or below the median for other groups of comparable funds. The information provided to the Board also indicated that the fund’s total expense ratio was above the median for certain groups of comparable funds but below the median for other groups of comparable funds.

The Board also reviewed the fee schedules for institutional accounts and private accounts with similar mandates that are advised or subadvised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the mutual fund business. The Board considered information showing that the mutual fund business is generally more complex from a business and compliance perspective than the institutional business and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price mutual funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract
As noted, the Board approved the continuation of the Advisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract (including the fees to be charged for services thereunder). The independent directors were advised throughout the process by independent legal counsel.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Financial Services Fund, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date August 16, 2012

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date August 16, 2012

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date August 16, 2012